                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made and entered into as of March 3, 2000, among Net Value Holdings, Inc., a Delaware corporation (the "Company"), and the parties who have executed this Agreement and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a "Purchaser" and all such parties are sometimes collectively referred to herein as the "Purchasers").

                  The Company and the Purchasers hereby agree as follows:

         1.       Definitions
                  Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the Commonwealth of Massachusetts generally are authorized or required by law or other government actions to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's Common Stock, par value $0.01per share.

                  "Demand Registration" has meaning set forth in Section 2(a) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" has the meaning set forth in Section 8(c) hereof.

                  "Indemnifying Party" has the meaning set forth in Section 8(c) hereof.

                  "Losses" has the meaning set forth in Section 8(a) hereof.

                  "Majority Holders" means the Holders of at least sixty (60%) percent of the Registrable Securities.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Purchase Agreement" means the Series C Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "Registrable Securities" means any shares of the Company's Common Stock (i) issuable upon exercise of the Compensation Warrant (as defined in the Purchase Agreement), (ii) issuable on conversion of the shares of the Company's Series C Preferred (as defined in the Purchase Agreement) issued to any Holder in payment of a dividend upon the Series C Preferred and not otherwise included in the registration statement filed in connection with the Purchase Agreement and (iii) issued with respect thereto as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

                  "Registration Statement" means any registration statements contemplated by Sections 2(a) and 3(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Special Counsel" means one special counsel to the Holders, chosen by the Holder of a majority of the Registrable Securities, for which the Holders will be reimbursed by the Company pursuant to Section 7.

                  "Trading Day" means a day on which the primary market on which the shares of the Company's Common Stock are traded or quoted is open for trading.

                  "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.


         2.       Required Registration
                                             (a) Requests for Registration At
                           any time, and from time to time, the Majority Holders may request in writing that the Company effect the registration under the Securities Act of all or part of their respective Registrable Securities (but in no event less than 25% of the aggregate Registrable Securities) for sale in the manner specified in such request, and on a form that may be used for the registration of such Registrable Securities. Within ten days after receipt of any request pursuant to this Section 2(a) the Company will give written notice of such request to all other holders of Registrable Securities (whether or not such holders could make a request for registration pursuant to the preceding sentence), and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this
                           Section 2(a) that are eligible for sale pursuant to Rule 144 without regard to volume restrictions. All registrations requested pursuant to the foregoing are referred to herein as "Demand Registrations".

                                             (b) Number of Demand Registrations.
                           The Company shall be obligated to register
                           Registrable Securities pursuant to a Demand
                           Registration on as many occasions as may be reasonably requested by the Majority Holders to effect the sale of the Registrable Securities, not to exceed one (1) Demand Registration in any period of twelve (12) consecutive months.

                                             (c) Priority on Demand
                           Registrations. If a Demand Registration is an Underwritten Offering the Holders of a majority of the Registrable Securities to be included in such offering shall be entitled to designate the lead underwriter and the Company may designate one or more co-managing underwriters. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities and other securities, if any, proposed to be sold in such Underwritten Offering (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration); provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (including the Company). No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

                                             (d) Restrictions on Registration.
                           The Company may postpone for up to sixty (60) days the filing or the effectiveness of a Demand Registration if at the time of such request to register the Registrable Securities the Company furnishes to each Holder seeking to register such Registrable Securities a certificate signed by a senior executive officer of the Company stating that the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, is a material non-public event which would be adversely affected by the requested registration to the material detriment of the Company.

         3.       Piggy-Back Registrations.

                  (a) Right to Piggyback. Whenever the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination within two (2) Business Days thereof and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing to participate in such offering (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use its best efforts to effect the registration under the Securities Act of all

Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 6 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 3 for the same period as the delay in registering such other securities.

                  (b) Priority on Piggy-Back Registration. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 3(b) that are eligible for sale pursuant to Rule 144 without regard to volume restrictions. In the case of an Underwritten Offering, if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Securities which can be sold in such offering, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then (a) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration); provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities.

         4. Holdback Agreements. Each of the Holders of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except in each case as part of such Underwritten Registration), unless the underwriters managing the registered public offering otherwise agree; provided, that all officers, directors and employees of the Company holding at least 1% of the outstanding Common Stock enter into similar agreements.

         5. Registration Procedures. Whenever the Holders of Registrable Securities have requested that any shares of Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable

Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) Preparation of Registration Statement. Prepare and file with the Commission a registration statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use is best efforts to cause such registration statement to become effective as soon as commercially practicable, and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months (except in the case of a Shelf Registration);

                  (b) Amendments. Prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

                  (c) Copies of Prospectus. Furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as a Holder from time to time may reasonably request.

                  (d) Registration. Provide a transfer agent and registrar for all Common Stock registered pursuant to the Registration Statement and a CUSIP number for all such Common Stock.

                  (e) Blue Sky. File the documents required of the Company and otherwise use its best efforts promptly to obtain, if applicable, and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Acquired Securities are originally sold, and (B) all other states specified in writing by a Holder, provided as to clause (B), however, that the Company shall not be required to (i) qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  (f) Notification. As promptly as practicable after becoming aware of such event, the Company shall notify each Holder of the happening of any event, of which the Company has knowledge, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (including without limitation any transfer of Registrable Securities by a person named as a selling shareholder in a Registration Statement), and use its best efforts promptly to prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

                  (g) Stop Orders; Suspensions. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

                  (h) Listing. (i) Cause all Registrable Securities relating to such Registration Statement to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted and, if no similar securities issued by the Company are then listed or quoted, cause the original listing or quotation of such Registrable Securities, (ii) maintain such listing of all such Registrable Securities, (iii) provide the Holders evidence of such listing, (iv) refrain from taking any action which may result in the delisting or suspension of the Common Stock with respect to such listing and (v) pay all fees and expenses in connection with satisfying its obligations hereunder.

                  (i) Certain Agreements. Enter into such customary agreements (including, if there is an underwriter, underwriting agreements in customary form including, without limitation, the requirement to obtain an opinion of counsel to the company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such an underwritten offering).

                  (j) Due Diligence. Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company that is customary, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement

                  (k) Responses to the Commission. The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

                  (l) Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.

                  (m) Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158.

                  (n) Cooperation. Cooperate, and cause the Company's officers, directors, employees and independent accountants to cooperate, with the selling holders of Registrable Securities and the managing underwriters, if any, in the sale of the Registrable Securities and take any actions necessary to promote, facilitate or effectuate such sale.

                  (o) Best Efforts. Otherwise use its best efforts to take all steps necessary to effect the registration of the Registrable Securities.


         6. Obligations of the Holders. In connection with the registration of the Registrable Securities, the Holders shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

                  (b) Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the Registration Statement.

                  (c) In the event Holders holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Holder agrees to enter into and perform such Holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of such Holder's election not to participate in such underwritten distribution.

                  (d) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 5(f) or 5(g), such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 5(f) or 5(g) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (e) No Holder may participate in any underwritten distribution hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

                  (f) Each Holder agrees that all resales of Registrable Securities that are covered by an effective Registration Statement shall be made only in compliance with applicable provisions of the Securities Act and applicable state law, including without limitation Regulation M under the Securities Act.

         7.       Registration Expenses

                           All fees and expenses incident to the performance of
or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, reasonable fees and expenses (A) with respect to filings required to be made with the securities exchange or market on which Registrable Securities are required hereunder to be listed or quoted and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one (1) Special Counsel for the Holders (not to exceed $10,000 with respect to any Demand Registration and $5,000 with respect to any "piggy-back" registration, (v) Securities Act liability insurance, if the Company so desires such insurance and (vi) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.


         8.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way) or
(ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities. The Company shall not, however, be liable for any Losses to any Holder with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not receive a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(c) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 7(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders to which such waiver or consent relates. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

                  (c) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. New York City time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. New York City time where such notice is to be received) or (b) on the first Business Day following the date of mailing by a nationally recognized overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Net Value Holdings, Inc., Two Penn Center Plaza, Suite 605, Philadelphia, PA 19102 Attn: Mr. Andrew Panzo, President & CEO, facsimile no.: (215) 564-3133, with copies to Klehr, Harrison, Harvey, Branzburg & Ellers, 260 S. Broad Street, Philadelphia, PA 19102-5003, Attn: Lawrence D. Rovin, Esq., facsimile no.: (215) 568-6603 and (ii) if to any Holder to the address set forth on Schedule I hereto with copies to those specified on the signature pages hereto or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (f) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements entered into and to be performed wholly within such state.

                  (g) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                NET VALUE HOLDINGS, INC.


                                By:  /s/ Andrew P. Panzo
                                     -----------------------------------
                                     Name: Andrew P. Panzo
                                     Title: Chief Executive Officer



                                THE ALTAR ROCK FUND, L.P.


                                By:      Tudor Investment Corporation,
                                         as General Partner


                                By:  /s/ William T. Flaherty
                                     -----------------------------------
                                     Name: William T. Flaherty
                                     Title: Vice President



                                RAPTOR GLOBAL PORTFOLIO, LTD.


                                By:      Tudor Investment Corporation,
                                         as Investment Advisor


                                By:  /s/ William T. Flaherty
                                     -----------------------------------
                                     Name: William T. Flaherty
                                     Title: Vice-President


                                BROWN SIMPSON STRATEGIC GROWTH FUND,
                                LTD.

                                By:  Brown Simpson Asset Management, LLC

                                By:  /s/ Peter D. Greene
                                     -----------------------------------
                                     Name: Peter D. Greene
                                     Title: Managing Principal

                                BROWN SIMPSON STRATEGIC GROWTH FUND,
                                L.P.

                                By:  Brown Simpson Capital, LLC
                                     its general partner

                                By: /s/ Peter D. Greene
                                     -----------------------------------
                                Name: Peter D. Greene
                                Title: Managing Principal

                                   SCHEDULE I

Purchasers:
----------


THE ALTAR ROCK FUND, L.P.
40 Rowes Wharf, 2nd floor
Boston, MA 02110
Attention:  Eric Olander
Facsimile: (617) 737-0993

RAPTOR GLOBAL PORTFOLIO, LTD.
40 Rowes Wharf, 2nd floor
Boston, MA 02110
Attention:  Eric Olander
Facsimile: (617) 737-0993

BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.
152 West 57th Street, 40th Floor
New York, New York 10019
Attention:  Peter D. Greene
Facsimile: (212) 247-1329

BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.
152 West 57th Street, 40th Floor
New York, New York 10019
Attention:  Peter D. Greene
Facsimile: (212) 247-1329

                                                                     EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn.:

                  Re:      Net Value Holdings, Inc.

Ladies and Gentlemen:

         We are counsel to Net Value Holdings, Inc., a corporation organized under the laws of Delaware (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company was required to issue to the Holders, under certain conditions, securities (the "Securities") convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 2000, the Company filed a Registration Statement on Form S-3 (File No. _____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                             Very truly yours,
                                                             [ISSUER'S COUNSEL]

cc:      [LIST NAMES OF HOLDERS]